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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 CACHEFLOW INC.
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                              91-1715963

              (State of                            (I.R.S. Employer
     Incorporation or Organization)             Identification Number)

         650 Almanor Avenue                              94086
        Sunnyvale, California
(Address of Principal Executive Offices)               (Zip Code)

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
If this form relates to the registration of a class of   If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange     securities pursuant to Section 12(g) of the Exchange Act
Act and is effective pursuant to General Instruction     and is effective pursuant to General Instruction A.(d),
A.(c), please check the following box. [_]               please check the following box. [x]

Securities Act registration statement file number to which this form relates:                         333-87997
                                                                                                      ---------
                                                                                                   (If applicable)
Securities to be registered pursuant to Section 12(b) of the Act:
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     Title of Each Class               Name of Each Exchange on Which
     to be so Registered               Each Class is to be Registered

       Not Applicable                           Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 par value

                                (Title of class)
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Item 1.    Description of Registrant's Securities to be Registered.
           -------------------------------------------------------

           Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No.
           333-87997).

Item 2.    Exhibits.
           --------

           Exhibit
           Number  Description
           ------  -----------

           3.1 Certificate of Incorporation of Registrant, as amended to date-incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-
                   87997).

           3.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the offering made pursuant to the Registration Statement-incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on
                   Form S-1 (File No. 333-87997).

           3.3     Bylaws of Registrant-incorporated herein by reference to
                   Exhibit 3.3 to the Company's Registration Statement on Form
                   S-1 (File No. 333-87997).

           3.4 Form of Amended and Restated Bylaws of the Registrant to be effective up the closing of the offering made pursuant to the Registration Statement-incorporated herein by reference to
                   Exhibit 3.4 to the Company's Registration Statement on Form
                   S-1 (File No. 333-87997).

           4.2     Amended and Restated Investors' Rights Agreement, dated May
                   28, 1999-incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No.
                   333-87997).

           4.3     Series C Preferred Stock Purchase Agreement, dated May 28,
                   1999-incorporated herein by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-
                   87997).

           4.4     Amendment No. 1 to the Series C Preferred Stock Purchase
                   Agreement, dated October 29, 1999-incorporated herein by
                   reference to Exhibit 4.4 to the Company's Registration
                   Statement on Form S-1 (File No. 333-87997).
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           4.5     Specimen Certificate of Registrant's Common Stock-
                   incorporated herein by reference to Exhibit 4.5 to the
                   Company's Registration Statement on Form S-1 (File No. 333-
                   87997).
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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   CACHEFLOW INC.

Date:  November 16, 1999            By:  /s/ Michael J. Johnson
                                       --------------------------
                                        Michael J. Johnson
                                        Vice President, Chief Financial Officer
                                        and Secretary